                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 16, 2001
                                                         ----------------


                             RENAL CARE GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  0-27640                62-1622383
         (State or other           (Commission             (IRS Employer
         jurisdiction of           File Number)           Identification No.)
         incorporation)


          2100 West End Avenue, Suite 800, Nashville, Tennessee 37203
--------------------------------------------------------------------------------
         (Address, including zip code, of principal executive offices)


                                 (615) 345-5500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 Slide presentation to be used at analyst and shareholder meetings between January 16, 2001 and February 9, 2001.

Item 9.  Regulation FD Disclosure.

         Beginning during the week of January 15, 2001 and continuing through February 9, 2001, one or more officers of Registrant will make slide presentations to a number of shareholders of Registrant, as well as potential investors and investment analysts. The slide presentation contains, among other things, forward-looking information about Registrant and its business. The slides that the Registrant will use in these presentations are attached to this Current Report on Form 8-K as Exhibit 99.1.

         Certain statements in the slide presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management's expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed or implied by the forward-looking statements, including risks related to: the integration of acquired businesses; compliance with health care and other applicable laws; changes in the Medicare and Medicaid programs; payment reductions by private insurers, hospitals or managed care organizations; reductions in reimbursement for Epogen; increases in the price of Epogen or shortages of Epogen; competition; inability to identify and make acquisitions; and changes in the health care delivery, financing or reimbursement systems. These and other factors affecting the company are discussed in more detail in Renal Care Group's reports filed with the Securities and Exchange Commission, including without limitation, Renal Care Group's annual report on Form 10-K for the year ended December 31, 1999 and Renal Care Group's quarterly report on Form 10-Q for the quarter ended September 30, 2000.

         Renal Care Group does not have, and expressly disclaims, any obligation to release publicly any updates or changes in Renal Care Group's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

         The information in this current report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This current report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. The Registrant undertakes no duty to update the information in this current report on Form 8-K and warns readers that the information included in this current report on Form 8-K will become stale after February 9, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RENAL CARE GROUP, INC.



                                    By: /s/ R. Dirk Allison
                                        ----------------------------------------
                                    Name: R. Dirk Allison
                                          --------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------

Date:  January 16, 2001

                                INDEX TO EXHIBITS
       Exhibit
        Number                    Description of Exhibits
        ------                    -----------------------

         99.1 Slide presentation to be used at analyst and shareholder meetings between January 16, 2001 and February 9, 2001